Stockholders' Equity - Common Stock	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Stockholders' Equity - Common Stock
(10)	Stockholders’ Equity - Common Stock

Holders of common stock are generally entitled to one vote per share held on all matters submitted to a vote of the holders of common stock. At any meeting of the shareholders, the presence, in person or by proxy, of the majority of the outstanding stock entitled to vote shall constitute a quorum. Except where a greater percentage is required by the Company’s amended and restated certificate of incorporation or by-laws, the affirmative vote of the holders of a majority of the shares of common stock then represented at the meeting and entitled to vote at the meeting shall be sufficient to pass a resolution. Holders of common stock are not entitled to cumulative voting rights with respect to the election of directors, and the common stock does not have pre-emptive rights.

Trading in our shares of common stock on ASX is undertaken using CHESS Depositary Interests (“CDIs”). Each CDI represents beneficial ownership in one underlying share. Legal title to the shares underlying CDIs is held by CHESS Depositary Nominees Pty Ltd (“CDN”), a wholly owned subsidiary of ASX.

Holders of CDIs have the same economic benefits of holding the shares, such as dividends (if any), bonus issues or rights issues as though they were holders of the legal title. Holders of CDIs are not permitted to vote but are entitled to direct CDN how to vote. Subject to Delaware General Corporation Law, dividends may be declared by the Board and holders of common stock may be entitled to participate in such dividends from time to time.